                                                                     Exhibit 4.1

                                  COMMON STOCK

        NUMBER                                                   SHARES

         2285

                                 NEXLAND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF ARIZONA


                                                               CUSIP 65332C 10 5


This Certifies that _____________________________________________________ is the

Registered holder of ____________________________________________________ Shares

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE OF

                                 NEXLAND, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________________ day of _________________ A.D. _______.


               COUNTERSIGNED

                                                     JERSEY TRANSFER & TRUST CO.
                             201 BLOOMFIELD AVE., P.O. BOX 361, VERONA, NJ 07044
                                      BY: ______________________________________
                                                            AUTHORIZED SIGNATURE
                                                                  TRANSFER AGENT



/s/ Martin Dell'Oca                              /s/ Gregory S. Levine
----------------------------                     -------------------------------
       SECRETARY                                            PRESIDENT


                   NEXLAND, INC. CORPORATE SEAL 1995 ARIZONA


FOR VALUE RECEIVED_______________________ hereby sell, assign and transfer unto

_______________________________________________________________________________

________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated: ___________________________

In presence of ________________________________________________________________


           NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement of any change whatever.